Subsequent events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent events

Note  32.            Subsequent events

Capital Increase

On July 10, 2023, the Group issued 8,184 new ordinary shares to a shareholder as a result of a share ledger correction.

Securities Purchase Agreement

On July 11, 2023, the Group entered into a Securities Purchase Agreement with L1 Capital Global Opportunities Master Fund Ltd. and Anson Investments Master Fund LP (each the “Investor”, together the “Investors”) pursuant to which the Investors may enter into a private placement of up to a maximum amount of USD 20 million, divided into two equal tranches.

The first tranche for a total of USD 10 million was paid in July 2023 by the Investors. In connection with the closing of the First Tranche, the Company issued to the Investors (i) 4% Senior Original Issue Discount Convertible Notes due 2025 in an aggregate principal amount of USD 10 million, convertible into SEALSQ’s ordinary shares, and (ii) warrants with a 5-year maturity. The Senior Original Issue Discount Convertible bears a 4% per annum interest rate. SEALSQ has also created a capital reserve of 8,000,000 ordinary shares from its duly authorized ordinary shares for issuance under the First Tranche.

The funding of the Second Tranche is, inter alia, subject to the mutual consent of the Group and each Investor.